Exhibit 3.3

COMMON STOCK	COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA	ALLEGIANT TRAVEL COMPANY	SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 01748X 10 2

THIS CERTIFIES THAT

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE PER SHARE, OF

ALLEGIANT TRAVEL COMPANY

CERTIFICATE OF STOCK

Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

MANAGING DIRECTOR AND SECRETARY	PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

ALLEGIANT TRAVEL COMPANY

The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—as tenants in common
TEN ENT	—as tenants by the entireties	UNIF GIFT MIN ACT —		Custodian
JT TEN	—as joint tenants with right of		(Cust)		(Minor)
	survivorship and not as tenants in common		Under Uniform Gifts to Minors
Act
(State)
		UNIF TRF MIN ACT —		Custodian (until age	)
(Minor)
To Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

For Value received	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

Of the	Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

Attorney
To transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X
X
	NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed:

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.